Exhibit 10.1

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned in the capacities set forth below.  The undersigned each acknowledge that they shall be responsible for the timely filing of such amendments to the Schedule 13D as shall be required, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent it knows or has reason to believe that such information is inaccurate.  Each party to this Joint Filing Agreement expressly authorizes each other party to file on its behalf any and all amendments to such statement on Schedule 13D including an amendment to add additional parties as necessary.  This Joint Filing Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.  Any party may withdraw from this Joint Filing Agreement by providing written notice to that effect to the other parties.

Date: May 6, 2010

WILLIAM BRUGGEMAN JR. REVOCABLE TRUST

/s/ William L. Bruggeman, Jr.
William L. Bruggeman, Jr., its Trustee

/s/ Ruth J. Bruggeman
Ruth J. Bruggeman, its Trustee

WILLIAM L. BRUGGEMAN, JR. AND RUTH BRUGGEMAN, JOINT TENANTS WITH RIGHTS OF SURVIVORSHIP

/s/ William L. Bruggeman, Jr.
William L. Bruggeman, Jr.

/s/ Ruth J. Bruggeman
Ruth J. Bruggeman

DIVERSIFIED DYNAMICS, INC.

	By:	/s/ William L. Bruggeman, Jr.
William L. Bruggeman, Jr.
Chief Executive Officer

CONSUMER PRODUCTS CORPORATION

By:	/s/ Ruth J. Bruggeman
Ruth J. Bruggeman,
President

/s/ Phyllis K. Harding
Phyllis K. Harding, in her individual capacity

/s/ Diane M. Erickson
Diane M. Erickson, in her individual capacity

ANDRE J. ERICKSON TRUST

/s/ Phyllis K. Harding
Phyllis K. Harding, its Trustee

/s/ Diane M. Erickson
Diane M. Erickson, its Trustee

PAIGE E. HARDING TRUST

/s/ Phyllis K. Harding
Phyllis K. Harding, its Trustee

/s/ Diane M. Erickson
Diane M. Erickson, its Trustee